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   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 1997

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 13, 1997
                        (DATE OF EARLIEST EVENT REPORTED)

                             LEGEND PROPERTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                             1-9885                     36-3465359
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NO.)           (IRS EMPLOYER
OF INCORPORATION)                                           IDENTIFICATION NO.)


               13662 OFFICE PLACE, SUITE 201, WOODBRIDGE, VA 22192
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (703) 680-2226
               (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS

On November 17, 1997, Legend Properties, Inc. ("Legend") announced that the Chancery Court in Delaware approved the settlement of the litigation arising out of the merger between RGI U.S. Holdings Inc. and Banyan Mortgage Investment Fund (now known as Legend Properties, Inc.). A copy of the press release issued by Legend on November 17, 1997 is included as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Exhibits

         99.1 Press Release of the Registrant dated November 17, 1997.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  November 17, 1997




                             LEGEND PROPERTIES, INC.
                                  (Registrant)


                      By:  /s/     EDWARD F. PODBOY
                          -----------------------------------
                                   Edward F. Podboy
                         President, Chief Executive Officer